Exhibit 99.4

Monthly Operating Report

CASH BASIS

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

JUDGE:	Mark X. Mullin

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	May	2020
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Anthony C. Schnur	6/19/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Kimberly Thomen	6/19/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

CASH RECEIPTS AND DISBURSEMENTS	Apr-20	May-20	MONTH	MONTH

1. CASH - BEGINNING OF MONTH	$655.03	$(581.33)	$(581.33)	$(581.33)
RECEIPTS
2. CASH SALES	$-	$-
3. ACCOUNTS RECEIVABLE COLLECTIONS	$-	$-
4. LOANS AND ADVANCES	$-	$-
5. SALE OF ASSETS	$-	$-
6. LEASE & RENTAL INCOME	$-	$-
7. WAGES	$-	$-
8. OTHER (ATTACH LIST)	$-	$6,876.15
9. TOTAL RECEIPTS	$-	$6,876.15	$-	$-
DISBURSEMENTS	$-	$-
10. NET PAYROLL	$-	$-
11. PAYROLL TAXES PAID	$-	$-
12. SALES,USE & OTHER TAXES PAID	$-	$-
13. INVENTORY PURCHASES	$-	$-
14. MORTAGE PAYMENTS	$-	$-
15. OTHER SECURED NOTE PAYMENTS	$-	$-
16. RENTAL & LEASE PAYMENTS	$-	$-
17. UTILITIES	$1,236.36	$100.50
18. INSURANCE	$-	$-
19. VEHICLE EXPENSES	$-	$-
20. TRAVEL	$-	$-
21. ENTERTAINMENT	$-	$-
22. REPAIRS & MAINTENANCE	$-	$4,200.00
23. SUPPLIES	$-	$-
24. ADVERTISING	$-	$-
25. HOUSEHOLD EXPENSES	$-	$-
26. CHARITABLE CONTRIBUTIONS	$-	$-
27. GIFTS	$-	$-
28. OTHER (ATTACH LIST)	$-	$2,575.65
29. TOTAL ORDINARY DISBURSEMENTS	$1,236.36	$6,876.15	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-
31. U.S. TRUSTEE FEES	$-	$-
32. OTHER (ATTACH LIST)	$-	$-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
34. TOTAL DISBURSEMENTS	$1,236.36	$6,876.15	$-	$-
35. NET CASH FLOW	$(1,236.36)	$-	$-	$-
36. CASH - END OF MONTH	$(581.33)	$(581.33)	$(581.33)	$(581.33)

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

CASH DISBURSEMENTS DETAIL	MONTH:	May

CASH DISBURSEMENTS
DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
51420	05/14/20	Verizon Wireless	Critical Vendor	$100.50
277732	05/28/20	Yuma Exploration and Production	Internal Transfer	$2,575.65
41681	05/09/20	Masters Creek Operator Services	Critical Vendor	$4,200.00

	TOTAL BANK ACCOUNT DISBURSEMENTS			$6,876.15

TOTAL DISBURSEMENTS FOR THE MONTH				$6,876.15

Monthly Operating Report

CASH BASIS-2

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

BANK RECONCILIATIONS	Acct #1	Acct #2	Acct #3
A. BANK:	Allegiance Bank	Allegiance Bank	Legacy Texas	TOTAL
B. ACCOUNT NUMBER:	2303	2337	2687
C. PURPOSE (TYPE):	Davis Operating	Davis Revenue	Davis Op. Acct
1. BALANCE PER BANK STATEMENT	$-	$-	$-	$-
2. ADD: TOTAL DEPOSITS NOT CREDITED	$-	$-	$-	$-
3. SUBTRACT: OUTSTANDING CHECKS	$-	$-	$581.33	$581.33
4. OTHER RECONCILING ITEMS	$-	$-	$-	$-
5. MONTH END BALANCE PER BOOKS	$-	$-	$(581.33)	$(581.33)
6. NUMBER OF LAST CHECK WRITTEN	N/A	N/A	A/P 41680

INVESTMENT ACCOUNTS
	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH
12. CURRENCY ON HAND	$-
13. TOTAL CASH - END OF MONTH	$(581.33)

(1)

In April 2020, Yuma Energy was informed that it's primary banking institution, Legacy Texas, would close Yuma's accounts effective May 29, 2020. Even though Legacy Texas would be merging with Prosperity Bank on June 8, 2020, Prosperity Bank was not willing to accommodate Yuma Energy's DIP bank accounts. Yuma was required to seek a new banking institution willing to open DIP accounts for Yuma. Allegiance Bank agreed to open accounts for Yuma and subsidiaries on 5/26/20, with the accounts fully opened on 5/29/2020. The Yuma Companies Inc. opened account 100412237 with Allegiance Bank and transferred all funds from Davis Petroleum and Yuma E&P to the new The Yuma Companies DIP account.

(2)	Negative cash amount reflects prepetition checks which have not been voided.

Monthly Operating Report

CASH BASIS-3

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

ASSETS OF THE ESTATE
SCHEDULE "A" REAL PROPERTY	SCHEDULE AMOUNT	Apr-20	May-20	MONTH

1. Total Current Assets	$-	$626,234.75	$649,090.60
2. Net Oil and Gas Properties	$-	$4,342,755.22	$4,342,755.22
3. Net Other Property	$-	$17,493.44	$17,285.18
4. OTHER (ATTACH LIST)	$5,314,612.00	$1,025,099.43	$1,025,099.43
5. TOTAL REAL PROPERTY ASSETS	$5,314,612.00	$6,011,582.84	$6,034,230.43	$-
SCHEDULE "B" PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$704,038.99
36. TOTAL PERSONAL PROPERTY ASSETS	$704,038.99	$-	$-	$-
37. TOTAL ASSETS	$6,018,650.99	$6,011,582.84	$6,034,230.43	$-

Monthly Operating Report

CASH BASIS-4

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	May

LIABILITIES OF THE ESTATE
PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED	$-	$-
2. PRIORITY	$1,692,428.59	$-
3. UNSECURED	$2,189,469.96	$-
4. OTHER (ATTACH LIST)	$-	$-
5. TOTAL PREPETITION LIABILITIES	$3,881,898.55	$-

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. Masters Creek Operator Services	05/01/20	$1,800.00	06/01/20	$-
8. Masters Creek Operator Services	05/01/20	$1,200.00	06/01/20	$-
9. Masters Creek Operator Services	05/01/20	$1,200.00	06/01/20	$-
10. Crimson Exploration Operating	5/8/2020	$14,369.19	06/08/20	$-
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$18,569.19		$-
31. TOTAL POSTPETITION LIABILITIES		$18,569.19		$-

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	May

ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	Apr-20	May-20	MONTH
1. 0 - 30	$3,305.11	$3,305.11	$32,624.18
2. 31 - 60	$-	$(2,430.81)	$(184,577.13)
3. 61 - 90	$-	$(18,099.63)	$-
4. 91 +	$621,560.32	$621,560.32	$761,674.71
5. TOTAL ACCOUNTS RECEIVABLE	$624,865.43	$604,334.99	$609,721.76	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$82,530.44	$31,000.00	$31,000.00
7. ACCOUNTS RECEIVABLE (NET)	$542,334.99	$573,334.99	$578,721.76	$-

AGING OF POSTPETITION TAXES AND PAYABLES	0 – 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-
6. ACCOUNTS PAYABLE	$18,569.19	$-	$-	$18,569.19

STATUS OF POSTPETITION TAXES
FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	May

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report

CASH BASIS-6

2020

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	May

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Balance Sheet - Davis Petroleum Corp

As of 5/31/2020

Assets		Liabilities and Equity
Cash and cash equivalents	$(581)	Current maturities-bank debt	$-
Trade receivables	609,722	Notes payable- short term	-
Joint venture partner rec	10,116	Current maturities-other	-
Oil and gas revenue	64,984	Current maturities debt	$-
Allowance - trade A/R	(31,000)
Officers and employees	-	Accounts payable - trade	$1,663,422
Other	54,336	Accounts payable - officer	-
Allowance - other A/R	-	JV Partner Advances	50,882
Prepaids	(58,486)	Oil & gas distribution payable	1,222,745
Deferred charges and other	-	Intercompany advances, net	(2,424,027)
Total Current Assets	$649,091	Accounts payable	$513,022
Property and Equipment		Other deferred credits	$-
Not subject to amortization	$245,779	Short term lease liability	201,739
Subject to amortization	432,753,686	Asset retirement obligations	-
Depletion	(428,656,710)	Accrued expenses and other	1,056,088
Net Oil and Gas Properties	$4,342,755	Total Current Liabilities	$1,770,849
Construction in progress	$-	Bank debt	$-
Other property and equipment	24,990	Total Long-Term Debt	$-
Aksum DD&A other prop	(7,705)
Net Other Property	$17,285	Other Long-Term Liabilities
		Asset retirement obligation	$4,628,397
Other Assets		Long term lease liability	770,118
Receivables from affiliate	$-	Deferred rent credit	-
Investment in subs & prtnshp	-	Restricted stock units	-
Deposits	53,242	Other	-
Operating right-of-use leases	971,857	Total Other Long-Term Liabilities	$5,398,515
Public offering costs	-
Other assets	-	Total Liabilities	$7,169,364
Total Other Assets	$1,025,099
		Equity
Total Assets	$6,034,230	Common stock	$-
		Preferred stock	-
		Capital in excess of par	34,359,856
		Distributions	$-
		Retained earnings	(34,713,542)
		Current period income(loss)	(781,448)
		Preferred stock accretion	-
		Retained earnings	$(35,494,990)

		Treasury stock, at cost	$-
		Total Equity	$(1,135,134)

		Total Liabilities and Equity	$6,034,230

Notes:

(a)	Negative cash amount reflective of zero balance method used by Yuma to manage bank accounts

Balance Sheet - Davis